Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned officer of ACE Limited (the Corporation) hereby certifies that the Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, fully complies with the applicable reporting requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a)) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated: August 4, 2015	/s/ Evan G. Greenberg
Evan G. Greenberg
Chairman, President and Chief Executive Officer